Martin A. Keane, Inc.

1300 N. Lake Shore Drive
Suite 22B
Chicago, Illinois 60610

Phone: 312.587.8402
Facsimile: 312.587.8487

mak@sportsmrkt.com

Wednesday, July 23, 2008

VIA ELECTRONIC MAIL

Mr. Ken Griffith
CEO
Aces Wired
12225 Greenville Avenue
Suite 861
Dallas, TX 75243

Dear Ken,

Further to our earlier discussion, I submit my resignation as a director of Aces Wired effective on August 4, 2008.

It has been my pleasure to serve the company and to work with you, the staff and my fellow directors. I wish you and the company all the best in the future.

Sincerely,

Martin A. Keane